Exhibit 99.3

PROMISSORY NOTE

Oct. 1, 2017

FOR VALUE RECEIVED, the undersigned, Sino United Worldwide Consolidated Ltd. a Nevada Corporation,or its successors and assigns (the “Maker”), unconditionally promises to pay to the order of Tee Keat Ong, or its successors and assigns (the “Holder”), the principal sum of Fifty Thousand Dollars ($50,000) with interest at the rate of five percent (5%) per annum and, in addition thereto, as specified herein.

WHEREAS, the Maker is indebted to the Holder hereof in the said amount of this Note for monies received to Maker for operating capital thereby allowing Maker to fulfill other monetary obligations.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein,the parties hereto agree as follows:

1. Payments. The Maker agrees to pay the principal of this Note within ten (10) days following demand from the Holder requesting payment, which demand may be made at any time after the 120th day following the issue date of this Note. The Maker shall have the right to prepay this Note in whole at any time or in part from time to time. Any payments, including prepayments, of principal of this Note,whether upon demand, at the option of the Company, upon default or otherwise shall include a repayment premium equal to the product of (a) the Repayment Percentage (as defined below) and (b) the number of thirty (30) day periods (rounded up to the next whole number) (each 30-day period referred to as a “Monthly Period”) that this Note has been outstanding (computed from the date of issuance of this Note to the date of payment) but in no event higher than the maximum amount permitted by law. For purposes of this Note, the Repayment Percentage shall mean one and one-half percent (1.5%) of the outstanding principal amount of this Note. All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender.

2. Interest. Without limiting any of the rights of the holder of this Note under Section 4 of this Note,if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, interest shall accrue thereon at a rate per annum equal to ten percent (10%) per annum. Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law.

3. Use of Proceeds. The Company agrees to use the proceeds from the sale and issuance of the Bridge Notes only for payment of general business operating expenses to preserve the viability of the Company as it engages in the regular course of business customary to the industry. (This item does not apply if this note is created as a result of an unpaid fees associated with a Consulting or Services agreement)

4. Conversion.

(a) At any time after the date that is 60 days following the issue date of this Note and from time to time, the Holder may convert all or any portion of this Note, together with the Repayment Percentage,and accrued and unpaid interest and fees due on this Note (the “Conversion Amount”) into shares of common stock of the Maker (the “Common Stock”).

(b) If the Holder elects to convert less than the full principal amount of this Note, the Maker shall issue a Note in substantially the same form as this Note, except that the principal amount shall be reduced by the principal amount so converted (exclusive of the redemption premium).

(c) The number of shares of Common Stock issuable upon conversion of this Note is equal to the quotient of the Conversion Amount of that portion of the Note being converted divided by the Conversion Price. Fractional shares will not be issued. In lieu of any fraction of a share, the Maker shall deliver its check for the dollar amount of the less than full share remainder. For purposes of this Note, the“Conversion Price” is 0.001 per share for this note. The conversion price will not be increase or reduce, that is no dilution from any company action such as reverse split, spin off or reorganization of the firm.

(d) To convert this Note into Common Stock, (the “Conversion Date”), the Holder hereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 P.M., Eastern Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Maker or its designated transfer agent for its Common Stock (the “Transfer Agent”), and(B) surrender to a common carrier for delivery to the Maker or the Transfer Agent as soon as practicable following such date, this Note (or an indemnification undertaking with respect to such shares in the case of the loss, theft, or destruction of this Note) and the originally executed Conversion Notice. The date the Maker receives the Conversion Note and this Note is hereinafter the “Conversion Date.”

(e) Upon receipt by the Maker of a facsimile copy of a Conversion Notice, the Maker shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to Holder. Upon receipt by the Maker or the Transfer Agent of the Note to be converted pursuant to a Conversion Notice,together with the originally executed Conversion Notice, the Maker or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of Holder or its designee, for the number of shares of Common Stock to which Holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which such Holder shall been titled to the Holder’s or its designee’s balance account at The Depository Trust Company.

(f) The Person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the “Record Holder” or Holder of such shares of Common Stock on the Conversion Date.

(g) Until such time as this Note has been fully redeemed, the Maker shall reserve out of its authorized but unissued Common Stock enough shares of Common Stock to permit the conversion of the entire Redemption Price and all accrued and unpaid interest due on this Note at any time. All shares of Common Stock issued upon conversion of this Note shall be fully paid and non-assessable. The Maker covenants that if any shares of Common Stock, required to be reserved for purposes of conversion of this Note hereunder, require registration with or approval of any governmental authority under any federal or state law or listing upon any national securities exchange before such shares may be issued upon conversion, the Maker shall in good faith, as expeditiously as possible, endeavor to cause such shares to be duly registered, approved or listed, as the case may be.

5. Events of Default. If any of the following conditions or events shall occur and be continuing: (a) the Maker shall default in the payment of principal of this Note when the same becomes due and payable; (b) the Maker shall admit in writing its inability to pay its debts as such debts become due; (c) the Maker shall make a general assignment for the benefit of creditors; (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts; (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal

Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution; or (g) the Maker shall take any action for the purposes of effecting any of the foregoing; then, and in any such event, the Holder may at any time(unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waiver.

6. No Waiver; Rights and Remedies Cumulative. No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder.

7. Costs and Expenses. The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note,in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated.

8. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker there from shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

9. Governing Law; Jurisdiction and Service of Process. This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws. The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument. In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 10 of this Note. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process. Should the Maker so served fail to appear or answer within such 30-day period or such extended period,as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served.

10. Successors and Assigns. This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof. This Note shall be binding upon the Company and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof.

11. Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received; or (b) on the second business day following the date of mailing by express courier service,fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10 except that such change shall not be effective until actual receipt thereof.

12. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

13. Waiver of Notice. The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance,default or enforcement of this Note.

14. Set-off, Counterclaim. In the event the holder hereof seeks to enforce its rights under this Note,the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder.

15. Headings. The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note.

16. Equity Blocker: The Holder shall not convert this debenture into shares of common stock in an amount greater than 4.99% (9.99% if the company is not a fully reporting company under the Securties Exchange Act of 1934(“NON REPORTING”)) of the total issued and outstanding shares of common stock of the company, at any time during the term of this Debenture.

IN WITNESS WHEREOF, the undersigned have duly executed this Note as of the date first above written.

MAKER:

By: _______________________________

Sino United Worldwide Consolidated Ltd.

HOLDER:

By: _______________________________

Tee Keat Ong